July 19, 2017

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND

DREYFUS U.S. TREASURY LONG TERM FUND

Supplement to Current Summary Prospectus and Statutory Prospectus

The Board of Trustees of each of Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund (each, a “Fund” and together, the “Funds”) has approved the liquidation of each respective Fund, effective on or about September 26, 2017 (the “Liquidation Date”).  Before the Liquidation Date, and at the discretion of Fund management, the assets of each Fund will be liquidated and each Fund will cease to pursue its investment objective and policies.  The liquidation of each Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about August 21, 2017 (the “Closing Date”), each Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans) if the respective Fund is established as an investment option under the plans before the Closing Date.  The Funds will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder® no longer will be accepted as of September 12, 2017.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Dreyfus Automatic Asset Builder® will be accepted on or after September 12, 2017.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund (“GGSMMF”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-DREYFUS.

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